REVERSE STOCK SPLIT (Unaudited)	6 Months Ended
Jun. 30, 2012
REVERSE STOCK SPLIT (Unaudited) [Abstract]
REVERSE STOCK SPLIT (Unaudited)

Note 16 - REVERSE STOCK SPLIT (Unaudited)

On December 19, 2012, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation to effect a one-for-four reverse stock split of its common stock (the "Reverse Stock Split"), which decreased the number of common shares issued and outstanding from approximately 72.1 million shares to approximately 18.0 million shares. The Company's authorized common shares were not affected by the Reverse Stock Split. All related share and per share data have been retroactively applied to the financial statements and their related notes for all periods presented.